UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2023

BELLEVUE LIFE SCIENCES ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41390	84-5052822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300 Bellevue, Washington	98004
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BLAC	NASDAQ
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	NASDAQ
Right to receive one-tenth (1/10) of one share of common stock	BLACR	NASDAQ
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2023, Bellevue Life Sciences Acquisition Corp., a Delaware corporation and blank check company (the “Company”), issued an unsecured promissory note (the “Note”) in the principal amount of $200,000 to Bellevue Global Life Sciences Investors LLC, the Company’s initial public offering sponsor (the “Sponsor”).

The Note is not interest bearing and is payable in full on the earlier of: (i) December 31, 2024 or (ii) the date on which the Company consummates an initial business combination (the “Business Combination”). In the event that the Company does not consummate a business combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; and (ii) the commencement of a voluntary or involuntary bankruptcy action. At the Sponsor’s discretion, the principal balance of the Note may be converted at any time prior to the consummation of an Business Combination into Units (the “Units”) of the Company identical to the Placement Units of the Company as described in the final prospectus of the Company filed with the SEC on February 13, 2023 (File Number: 333-264597) at a price of $10.00 per Unit.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Due to the resignation of our former director Mr. Hosun Euh effective on June 21, 2023, as previously reported by the Company on Form 8-K filed on June 14, 2023, the Company notified the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on June 27, 2023 that the Company is not currently in compliance with Nasdaq Listing Rule 5605(c)(2)(A) (the “Listing Rule”), but that it intends to regain compliance within the cure period provided by section (c)(4)(B) of the Listing Rule.

The Listing Rule requires the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) be composed of at least three members, each of whom must meet independence requirements under the Nasdaq Listing Rules and the Securities Exchange Act of 1934, as amended. Upon the effective date of Mr. Euh’s resignation from the Company’s Board and Audit Committee, the Company’s Audit Committee is comprised of two independent directors and one vacancy and, therefore, does not currently comply with Nasdaq’s audit committee requirements as set forth in the Listing Rule. Pursuant to the Listing Rule’s section (c)(4)(B), the Company is entitled to a cure period to regain compliance with the Listing Rule. The Company is evaluating the appropriate membership and composition of its Board and Board committees and intends to regain compliance with Listing Rule prior to the expiration of the applicable cure period.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
EXHIBIT INDEX
Exhibit No.	Description
10.1	Promissory Note, dated June 23, 2023, issued by Bellevue Life Sciences Acquisition Corp. to Bellevue Global Life Sciences Investors LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2023
BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer